UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 30, 2009

EUROBANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico	000-50872	66-0608955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road PR-1, Km. 24.5 Quebrada Arenas Ward San Juan, Puerto Rico 00926
(Address of principal executive offices) (Zip Code)

(787) 751-7340
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 30, 2009, EuroBancshares, Inc. (“EuroBancshares”) entered into a Written Agreement with the Federal Reserve Bank of New York (“FRB”). Under the terms of the Written Agreement, EuroBancshares has agreed to the following, among other things:

•	Submit a written capital plan to the FRB within 60 days of the Written Agreement;

•
Not declare or pay any dividends without the prior written approval of the FRB and the Director of the Division of Banking Supervision and Regulation of the Board of Governors (the “Division Director”);

•	Not take dividends or any other form of payment of payment representing a reduction in capital from Eurobank without the prior written approval of the FRB;

•
Not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities (including such distributions by the Company’s nonbank subsidiaries) without the prior written approval of the FRB and the Division Director;

•	Not incur, increase, or guarantee any debt (including such action by the Company’s nonbank subsidiaries) without the prior written approval of the FRB;

•	Not purchase or redeem any shares of its stock without the prior written approval of the FRB;

•
Comply with notice and approval requirements under applicable law and regulations relating to the appointment of directors, senior executive officers as well as any change in the responsibilities of any senior executive officers;

•	Comply with the restrictions on indemnification and severance payments under applicable law and regulations; and

•	Provide written progress reports to the FRB detailing the form and manner of all actions taken to secure compliance with the Written Agreement within 30 days after the end of each calendar quarter.

A copy of Written Agreement is included as Exhibit 10.1 and is incorporated herein by reference.  The description of Written Agreement set forth above does not purport to be complete, and is qualified by reference to the full text of Written Agreement.

On October 6, 2009, EuroBancshares issued a press release related to Written Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Written Agreement, dated September 30, 2009, by and between EuroBancshares, Inc. and the Federal Reserve Bank of New York.

99.1	Press Release, dated October 6, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROBANCSHARES, INC.

Date: October 6, 2009	By:	/s/ Rafael Arrillaga-Torréns, Jr.
Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Written Agreement, dated September 30, 2009, by and between EuroBancshares, Inc. and the Federal Reserve Bank of New York.
99.1	Press Release, dated October 6, 2009.